Property and Equipment, net	12 Months Ended
Dec. 31, 2020
Bird Rides [Member]
Property and Equipment, net
Note 3 — Property and Equipment, net
The Company’s property and equipment, net consists of the following (in thousands):

	December 31,
	2020	2019
Computer Hardware, Software and Equipment	$5,009	$6,612
Leasehold Improvements	1,354	6,347
Furnitures & Fixtures	2,389	2,307
Less: Accumulated Depreciation	(4,600)	(3,730)

Total property and equipment, net	$4,152	$11,536

Depreciation expense relating to property and equipment was $4.6 million and $3.1 million for the years ended December 31, 2020 and 2019, respectively. During the year ended December 31, 2020, the Company recognized $3.4 million in losses related to the disposal of property and equipment.